LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2017
LOSS PER SHARE
Schedule of computation of basic and diluted net loss per ordinary share

	2015	2016	2017

Numerator:
Net loss attributable to ordinary shareholders of LightInTheBox Holding Co., Ltd.	$(39,407)	$(8,723)	$(9,548)
Denominator:
Weighted average number of shares used in calculating net loss per ordinary share —basic	94,970,054	127,180,801	137,641,562
Net loss per ordinary share-diluted	$(0.41)	$(0.07)	$(0.07)